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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 1, 2004


                  The Smith & Wollensky Restaurant Group, Inc.
             (Exact name of registrant as specified in its charter)




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

                        Delaware                                001-16505                       58-2350980
      (State or other jurisdiction of incorporation)      (Commission File Number)     (IRS Employer Identification No.)

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                1114 First Avenue                                  10021
               New York, New York                                (Zip Code)
    (Address of principal executive offices)

                                 (212) 838-2061
              (Registrant's telephone number, including area code)



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Item 7.      Financial Statements and Exhibits

(c)    Exhibits

       99.1 Press Release of The Smith & Wollensky Restaurant Group, Inc. dated July 1, 2004


Item 12.   Disclosure of Results of Operations and Financial Condition

On July 1, 2004, The Smith & Wollensky Restaurant Group, Inc. (the "Company") issued a press release describing selected financial results of the Company for the second quarter ended June 28, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          The Smith & Wollensky Restaurant Group, Inc.


                          By:  /s/ Alan M. Mandel
                               -------------------------------------
                               Alan M. Mandel
                               Chief Financial Officer, Executive Vice
                               President of Finance, Treasurer and
                               Secretary


Date:   July 6, 2004


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                                Index to Exhibits
                                -----------------

Exhibit No.  Description of document
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99.1       Press Release of The Smith & Wollensky Restaurant Group, Inc.
           dated July 1, 2004


* Filed herewith.


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